UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 31, 2006

THE MILLS CORPORATION

THE MILLS LIMITED PARTNERSHIP

(Exact name of registrant as specified in its charter)

Delaware Delaware	1-12994 000-50694	52-1802283 52-1873369
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1300 Wilson Boulevard

Suite 400

Arlington, Virginia 22209

(Address of principal executive offices) (Zip Code)

Registrants’ telephone number, including area code: (703) 526-5000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

THE MILLS CORPORATION

THE MILLS LIMITED PARTNERSHIP

Item 1.02. Termination of a Material Agreement

As previously reported in a Form 8-K filed by The Mills Corporation (“TMC”) and The Mills Limited Partnership (“TMLP”) on April 5, 2006, the employment of James F. Dausch, formerly President, Development Division, was terminated effective May 2, 2006 as part of a reduction in force. Pursuant to the terms of his employment agreement, Mr. Dausch became entitled to receive severance and other benefits as described in the previously filed Form 8-K. The previously filed Form 8-K also indicated that TMC expected Mr. Dausch to serve as a consultant to TMC after May 2, 2006 with respect to state and local matters relating to TMC’s Meadowlands development project and to advise TMC’s management regarding that project.

On July 5, 2006, TMC and Mr. Dausch entered into a Separation Agreement and General Release reflecting the previously disclosed severance payments and other benefits to which he was entitled under his prior employment agreement. In addition, because of the current unavailability of TMC’s Form S-8 registration statements due to TMC’s delay in filing its 2005 Form 10-K and first quarter 2006 Form 10-Q, pursuant to the Separation Agreement and Release, TMC also extended the post-employment option exercise period of 178,634 options held by Mr. Dausch from July 31, 2006 to December 31, 2006. TMC also obtained a release of claims from Mr. Dausch. A copy of the Separation Agreement and General Release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

On May 31, 2006, TMLP and Mr. Dausch entered into an Independent Contractor Agreement with TMLP. Pursuant to this agreement, Mr. Dausch is providing professional development advisory services to TMLP with respect to TMLP’s Meadowlands Xanadu project for a fee of $20,000 per month, plus reimbursement of travel and lodging expenses. The Independent Contractor Agreement is effective May 3, 2006 and expires on August 3, 2006. A copy of the Independent Contractor Agreement is attached as Exhibit 99.2 hereto and is incorporated herein by reference.

As also reported in the Form 8-K filed by TMC and TMLP on April 5, 2006, effective April 1, 2006, the employment of Kenneth R. Parent, formerly Chief Operating Officer of TMC, terminated. On June 29, 2006, TMC extended the post-employment option exercise period of a total of 77,030 stock options held by Mr. Parent from June 30, 2006 to July 31, 2006.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
99.1	Separation Agreement and Release between The Mills Corporation and James Dausch

99.2	Independent Contractor Agreement between The Mills Limited Partnership and James Dausch

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MILLS CORPORATION

By:	/s/ MARK S. ORDAN
Name:	Mark S. Ordan
Title:	Chief Operating Officer

THE MILLS LIMITED PARTNERSHIP

By:	The Mills Corporation, its general partner

By:	/s/ MARK S. ORDAN
Name:	Mark S. Ordan
Title:	Chief Operating Officer

Date: July 6, 2006

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EXHIBIT INDEX

Exhibit No.
99.1	Separation Agreement and Release between The Mills Corporation and James Dausch

99.2	Independent Contractor Agreement between The Mills Limited Partnership and James Dausch

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